                                                                      EXHIBIT 21
                                                               DECEMBER 31, 1998


                            ILLINOIS TOOL WORKS INC.
                          SUBSIDIARIES AND AFFILIATES

                                                                                                                 PERCENT
                    COMPANY                                                               RELATIONSHIP          OWNERSHIP
-----------------------------------------------------------------------------             ------------          ---------
A 3 Sud S.p.A. - Italy (1)                                                                Subsidiary               100%
Accu-Lub manufacturing GmbH - Germany                                                     Subsidiary               +50%
Arcsmith Canada, Inc. - Canada (2)                                                        Subsidiary               100%
Arcsmith, Inc. (3)                                                                        Subsidiary               100%
Azon Administration Pty. Ltd. - Australia (4)                                             Subsidiary               100%
Azon Nominees Ltd. - Australia (4)                                                        Subsidiary               100%
Azon Operations Pty. Ltd. - Australia (4)                                                 Subsidiary               100%
Azon Pty. Limited - Australia (5)                                                         Subsidiary               100%
Binks Sames (Australia) Pty. Ltd. - Australia (7)                                         Subsidiary               100%
Binks Sames (Deutschland) GmbH - Germany (8)                                              Subsidiary               100%
Binks Sames S.A. - Belgium (8)                                                            Subsidiary               100%
Binks Sames (UK) Limited - United Kingdom (9)                                             Subsidiary               100%
BSH-TM GmbH - Germany (10)                                                                Subsidiary               70%
Buell Industries, Inc. - Delaware                                                         Subsidiary               100%
Burseryds Bruk AB - Sweden                                                                Subsidiary               100%
Bursped AB - Sweden (11)                                                                  Subsidiary               100%
California Industrial Products L.L.C. - Delaware                                          Subsidiary               100%
Cema Maschinefabrik GmbH - Germany (12)                                                   Subsidiary               100%
CEV Hydroelectric Company - Italy (13)                                                    Affiliate                5.77%
Champs Investment E.U.R.L. - France (14)                                                  Subsidiary               100%
Cofiva S.p.A. - Italy (15)                                                                Subsidiary               100%
Compagnie de Materiel et d'Equipements Techniques S.A.S. - France                         Subsidiary               100%
Company Consurtium Valle D'Aosta - Italy (13)                                             Affiliate                1.37%
CS Packaging (Malaysia) Sdn Bhd - Malaysia (16)                                           Affiliate                50%
CS Packaging Corporation Ltd. - British Virgin Islands                                    Affiliate                50%
CS Packaging Corporation Ltd. - Hong Kong (17)                                            Affiliate                50%
CS Packaging Corporation Pte. Ltd.- Singapore (18)                                        Affiliate                50%
CS Packaging Investment Pte. Ltd.- Singapore (17)                                         Affiliate                50%
CS Packaging Corporation Shanghai Ltd. - China (17)                                       Subsidiary               50%
Comptoir des Produits Metallurgiques S.A. - France (19)                                   Subsidiary               100%
Cumberland Leasing Co. - Illinois (20)                                                    Subsidiary               100%
Cyclone Hardware Pty. Ltd. - Australia (21)                                               Subsidiary               100%
Cyklop Signode Packaging Corporation - Thailand                                           Subsidiary               100%
Cyklop Singapore Pte. Ltd.- Singapore (18)                                                Subsidiary               100%
Danband Products Australia Pty. Ltd. - Australia (22)                                     Subsidiary               100%
Danband Products Limited - New Zealand (22)                                               Subsidiary               100%
Devcon de Mexico, S.A. - Mexico                                                           Subsidiary               100%
Devcon Limited - Ireland                                                                  Subsidiary               100%
DeVilbiss Equipamentos Para Pintura Industrial Ltda. - Brazil                             Subsidiary               100%
DeVilbiss Ransburg de Mexico S.A. de C.V. - Mexico                                        Subsidiary               100%
Edgepack Limited - United Kingdom (23)                                                    Subsidiary               100%
Elematic s.r.l. - Italy (1)                                                               Subsidiary               100%
Elematic 2 s.r.l. - Italy (24)                                                            Subsidiary               100%
Elettro Gibi S.p.A. - Italy (15)                                                          Subsidiary               100%
Elleyse Financing SNC - France (25)                                                       Subsidiary               100%
Envases Multipac, S.A.de C.V. - Mexico                                                    Affiliate                49%
European Diamond Tools N.V. - Belgium (15)                                                Subsidiary               100%
Fixing System S.A. - Switzerland (26)                                                     Subsidiary               100%
Gema Volstatic AG - Switzerland (26)                                                      Subsidiary               100%
Gerhard Haugk GmbH - Germany (27)                                                         Subsidiary               100%
Gerrard Signode Limited - New Zealand (22)                                                Subsidiary               100%
Gerrard Signode Pty. Limited - Australia (22)                                             Subsidiary               100%
Grawo AG - Switzerland (28)                                                               Subsidiary               100%
H.A. Springer Far East Pte. Ltd. - Singapore (29)                                         Subsidiary               51%
H.A. Springer marine & industrie service Gmb2 - Germany (15)                              Subsidiary               100%

PAGE 2... DECEMBER 31, 1998
ILLINOIS TOOL WORKS INC. SUBSIDIARIES AND AFFILIATES

                                                                                                                 PERCENT
                    COMPANY                                                               RELATIONSHIP          OWNERSHIP
-----------------------------------------------------------------------------             ------------          ---------
Halles Financing E.U.R.L. - France (30)                                                   Subsidiary               100%
Haloila Vertrieb GmbH - Germany (14)                                                      Subsidiary               100%
Heistrap Industriesysteme GmbH - Germany (12)                                             Subsidiary               100%
Henschel Kunststofftechnik GmbH - Germany (15)                                            Subsidiary               100%
Hobart Brothers (International) AG - Switzerland (26)                                     Subsidiary               100%
Hobart Brothers Company - Ohio                                                            Subsidiary               100%
Hobart Mexico - Mexico (31)                                                               Subsidiary               100%
Hylec Eletro Gibi (UK) Ltd. - United Kingdom (32)                                         Affiliate                33%
I.T.W. Inc. - Illinois                                                                    Subsidiary               100%
Illinois Tool Works FSC Inc. - Barbados (33)                                              Subsidiary               100%
IMSA ITW, S.A. de C.V. - Mexico                                                           Affiliate                50%
IMSA Paslode, S.A. de C.V. - Mexico                                                       Affiliate                50%
IMSA Signode, S.A. de C.V. - Mexico                                                       Affiliate                50%
Inmobiliaria Cit, S.A. de C.V. - Mexico                                                   Affiliate                49%
Ispra-Control S.p.A. - Italy (34)                                                         Subsidiary               100%
Ispra-Flex S.p.A. - Italy (32)                                                            Subsidiary               85%
ITW Ampang Industries Philippines, Inc. - Philippines                                     Subsidiary               100%
ITW Asia (Pte) Limited - Singapore                                                        Subsidiary               100%
ITW Ateco GmbH - Germany (35)                                                             Subsidiary               100%
ITW Australia Pty. Ltd.                                                                   Subsidiary               100%
ITW Austria Vertriebs GmbH - Austria (27)                                                 Subsidiary               100%
ITW Automotive Products GmbH - Germany (35)                                               Subsidiary               100%
ITW Automotive Products GmbH, K.G. - Germany (36)                                         Subsidiary               100%
ITW Befestigungssyteme GmbH - Germany (35)                                                Subsidiary               100%
ITW Belgium S.A. - Belgium                                                                Subsidiary               100%
ITW Bevestigingssystemen B.V. - Netherlands (37)                                          Subsidiary               100%
ITW Binks Corporation - Delaware (38)                                                     Subsidiary               100%
ITW Canada - Canada (39)                                                                  Subsidiary               100%
ITW Canada Holdings Company - Canada (31)                                                 Subsidiary               100%
ITW Canada Management Inc. - Canada                                                       Subsidiary               100%
ITW-Canguru Rotulos Ltda. - Brazil                                                        Affiliate                50%
ITW Cayman - Cayman Islands (15)                                                          Subsidiary               100%
ITW China Components Inc. - Delaware                                                      Subsidiary               100%
ITW Construction Products (Suzhou) Co. Ltd. - China                                       Subsidiary               100%
ITW de Argentina S.A - Argentina (15)                                                     Subsidiary               100%
ITW Decorating Swiss AG - Switzerland (26)                                                Subsidiary               100%
ITW de Fastex de Argentina S.A. - Argentina (40)                                          Subsidiary               100%
ITW de France S.A.S. - France (14)                                                        Subsidiary               100%
ITW (Deutschland) GmbH - Germany (41)                                                     Subsidiary               100%
ITW Devcon Industriel Products GmbH - Germany (35)                                        Subsidiary               100%
ITW do Brazil Industrial e Comercial Ltda. - Brazil                                       Subsidiary               100%
ITW Domestic Holdings Inc. - Delaware                                                     Subsidiary               100%
ITW Dynatec (Hong Kong) Limited - Hong Kong                                               Affiliate                50%
ITW Dynatec Kabushiki Kaisha - Japan                                                      Subsidiary               100%
ITW Dynatec Singapore Pte. Ltd.- Singapore                                                Affiliate                50%
ITW Dynatec Thailand Ltd. - Thailand                                                      Affiliate                20%
ITW Electronic Components Pte. Ltd. - Singapore                                           Subsidiary               100%
ITW Electronic Packaging (Malta) Ltd. - Malta (42)                                        Subsidiary               100%
ITW Espana, S.A. - Spain (15)                                                             Subsidiary               100%
ITW Expandet S.A.S. - France (14)                                                         Subsidiary               100%
ITW Fastex de Mexico S.A. de C.V. - Mexico                                                Subsidiary               100%
ITW Fastex Italia S.p.A. - Italy (15)                                                     Subsidiary               100%
ITW Finance L.L.C. - Delaware (43)                                                        Subsidiary               100%
ITW Finance II L.L.C. - Delaware (44)                                                     Subsidiary               100%
ITW Finishing L.L.C. - Delaware (45)                                                      Subsidiary               100%
ITW Gema s.r.l. - Italy (15)                                                              Subsidiary               100%

PAGE 3... DECEMBER 31, 1998

ILLINOIS TOOL WORKS INC. SUBSIDIARIES AND AFFILIATES
                                                                                                                 PERCENT
                    COMPANY                                                               RELATIONSHIP          OWNERSHIP
-----------------------------------------------------------------------------             ------------          ---------
ITW Gunther Denmark A/S - Denmark                                                         Subsidiary               100%
ITW Gunther GmbH                                                                          Subsidiary               100%
ITW Gunther S.A.S - France (14)                                                           Subsidiary               100%
ITW Gunther Sweden AB - Sweden                                                            Subsidiary               100%
ITW Holding France S.A.S. - France (15)                                                   Subsidiary               100%
ITW Holdings GmbH - Germany (46)                                                          Subsidiary               100%
ITW Holdings Japan L.L.C. - Delaware (47)                                                 Subsidiary               100%
ITW Holdings Pty. - Australia (48)                                                        Subsidiary               100%
ITW Holdings U.K. - United Kingdom (15)                                                   Subsidiary               100%
ITW-Imaden Industria E Comercio Ltda. - Brazil                                            Subsidiary               75%
ITW Industrie G.m.b.H. - Germany (35)                                                     Subsidiary               100%
ITW Industry Co., Ltd. - Japan (49)                                                       Subsidiary               100%
ITW International Finance Inc. - Delaware (33)                                            Subsidiary               100%
ITW International Finance S.A.S. - France (15)                                            Subsidiary               100%
ITW International Holdings Inc. - Delaware (50)                                           Subsidiary               100%
ITW Investments, Inc. - Delaware (51)                                                     Subsidiary               90%
ITW Ireland - Ireland (52)                                                                Subsidiary               100%
ITW Ireland Holdings - Ireland (53)                                                       Subsidiary               100%
ITW Italy Finance E.U.R.L. - Italy (30)                                                   Subsidiary               100%
ITW Jeju Industries Private Limited - India                                               Subsidiary               51%
ITW Leasing & Investments Inc. - Delaware (54)                                            Subsidiary               100%
ITW Limited Sweden Filial Sverige - Sweden (55)                                           Subsidiary               100%
ITW Limited - United Kingdom (9)                                                          Subsidiary               100%
ITW Mapri Industria e Commercio Ltda - Brazil (56)                                        Subsidiary               100%
ITW Meritex Sdn. Bhd. - Malaysia (57)                                                     Subsidiary               100%
ITW Mima Films L.L.C. - Delaware (58)                                                     Subsidiary               100%
ITW Mima Holdings L.L.C. - Delaware (58)                                                  Subsidiary               100%
ITW Mima Systems S.A.S. - France (59)                                                     Subsidiary               100%
ITW Mima Service S.A.S. - France (60)                                                     Subsidiary               100%
ITW Morlock GmbH - Germany (27)                                                           Subsidiary               100%
ITW Mortgage Investments I, Inc. - Delaware (61)                                          Subsidiary               90%
ITW Mortgage Investments II, Inc. - Delaware (62)                                         Subsidiary               100%
ITW Mortgage Investments III, Inc. - Delaware (63)                                        Subsidiary               100%
ITW Mortgage Investments IV, Inc. - Delaware (64)                                         Subsidiary               100%
ITW Muller Inc. - Texas (65)                                                              Subsidiary               100%
ITW Nederland B.V. - Netherlands                                                          Subsidiary               100%
ITW New Zealand - New Zealand                                                             Subsidiary               100%
ITW Oberflaechentechnik GmbH - Germany (35)                                               Subsidiary               100%
ITW Packaging Corporation - Delaware                                                      Subsidiary               100%
ITW PanCon Inc. - Delaware                                                                Subsidiary               100%
ITW Paris E.U.R.L. - France (14)                                                          Subsidiary               100%
ITW Philippines, Inc. - Philippines (21)                                                  Subsidiary               100%
ITW Polska Sp.s.o.o. - Poland (15)                                                        Subsidiary               100%
ITW Real Estate L.L.C. - Delaware (66)                                                    Subsidiary               100%
ITW Real Estate Investments Inc. - Delaware (67)                                          Subsidiary               100%
ITW Residuals Inc. - Delaware                                                             Subsidiary               100%
ITW Residuals II Inc. - Delaware                                                          Subsidiary               100%
ITW Scanimed S.A.S. - France (14)                                                         Subsidiary               100%
ITW Service Inc. - Korea (68)                                                             Subsidiary               100%
ITW Shippers S.A. - Belgium (69)                                                          Subsidiary               100%
ITW Signode Australasia Pty. Limited - Australia (70)                                     Subsidiary               100%
ITW Signode Holding GmbH - Germany                                                        Subsidiary               100%
ITW Signode India Limited - India                                                         Subsidiary               51%
ITW SP Europe S.a.r.l. - Luxembourg (35)                                                  Subsidiary               100%
ITW Stretch Packaging L.L.C. - Delaware (71)                                              Subsidiary               100%
ITW Surfaces & Finitions S.A. - France (14)                                               Subsidiary               100%


PAGE 4... DECEMBER 31, 1998

ILLINOIS TOOL WORKS INC. SUBSIDIARIES AND AFFILIATES
                                                                                                                 PERCENT
                    COMPANY                                                               RELATIONSHIP          OWNERSHIP
-----------------------------------------------------------------------------             ------------          ---------
ITW Sverige AB - Sweden                                                                   Subsidiary               100%
ITW Switches Asia Ltd.- Taiwan                                                            Subsidiary               100%
ITW Tech Co. Inc. - Delaware (72)                                                         Subsidiary               100%
ITW Universal L.L.C. - Delaware (15)                                                      Subsidiary               100%
ITW Welding Products Asia Pacific Pte. Limited - Singapore                                Subsidiary               100%
ITW Welding S.A. - France (14)                                                            Subsidiary               100%
Jambro Ltd. - New Zealand                                                                 Subsidiary               100%
Japit Inc. - Japan                                                                        Affiliate                19%
Jemco de Mexico, S.A. de C.V. - Mexico                                                    Subsidiary               100%
KC Metal Products Pty. Ltd. - Australia (22)                                              Subsidiary               100%
Kinnears Pty. Ltd. - Australia (22)                                                       Subsidiary               100%
Kinnears Ropes Ltd. - New Zealand (73)                                                    Subsidiary               100%
Kormag Industries e Comercio Ltda. - Brazil                                               Affiliate                40%
LSPS Inc. - Delaware (74)                                                                 Subsidiary               100%
Liljendals Bruk Ab - Finland                                                              Subsidiary               100%
Lombard Pressings Limited - United Kingdom (9)                                            Subsidiary               100%
Loveshaw Corporation, The - Delaware (75)                                                 Subsidiary               100%
Lys Comet S.A.S. - France (14)                                                            Subsidiary               100%
Lys Fusion Poland Sp.z.o.o. - Poland (13)                                                 Subsidiary               87%
Lys Fusion S.p.A. - Italy (76)                                                            Subsidiary               100%
Mazel Limited - United Kingdom (55)                                                       Subsidiary               100%
Meritex Plastic Industries, Inc. - Texas (15)                                             Subsidiary               100%
Meyercord Co., The - Delaware                                                             Subsidiary               100%
Miller Electric Mfg. Co. - Wisconsin                                                      Subsidiary               100%
Miller Europe S.p.A. - Italy (77)                                                         Subsidiary               100%
Miller Insurance Ltd - Bermuda (77)                                                       Subsidiary               100%
Mima Films L.L.C. - Delaware (78)                                                         Subsidiary               100%
Mima Films S.a.r.l. - Luxembourg (65)                                                     Subsidiary               100%
Mima Films SCA - Belgium (79)                                                             Subsidiary               74%
Modern Maintenance Products International Limited - United Kingdom (55)                   Subsidiary               100%
Mortgage Ally Inc. - Delaware (80)                                                        Subsidiary               100%
Nation Financing E.U.R.L. - France (14)                                                   Subsidiary               100%
Nifco Hi-Cone Leasing Company Limited - Japan                                             Affiliate                40%
NKT Tr dvaerket A/S - Denmark (15)                                                        Subsidiary               100%
Nouva Cannottieri Olona s.r.l. - Italy (32)                                               Affiliate                .5%
Nuovo Lys Fusion s.r.l. - Italy (81)                                                      Subsidiary               100%
Odesign, Inc. - Illinois                                                                  Subsidiary               100%
Orgapack E.U.R.L. - France (14)                                                           Subsidiary               100%
Orgapack Finance GmbH - Switzerland (82)                                                  Subsidiary               100%
Orgapack GmbH - Switzerland (82)                                                          Subsidiary               100%
Oy M Haloila Ab - Finland (14)                                                            Subsidiary               100%
PT Cyklop Indo Utama - Indonesia (83)                                                     Affiliate                57%
Pack-Band Hagen GmbH - Germany (27)                                                       Subsidiary               65%
Packaging Leasing Systems Inc. - Delaware                                                 Subsidiary               80%
Packaging Systems, L.L.C. - Illinois (84)                                                 Affiliate                50%
PanCon GmbH - Germany (27)                                                                Subsidiary               100%
Pronovia s.r.o. - Czechoslovakia (15)                                                     Subsidiary               100%
Pronovia Plus s.r.o. - Czechoslovakia (15)                                                Subsidiary               100%
Ransburg Industrial Finishing K.K. - Japan (85)                                           Subsidiary               100%
Ransburg Manufacturing Corporation - Indiana                                              Subsidiary               100%
Richmond Systempak Limited - Hong Kong                                                    Subsidiary               49.25%
Rivex S.A. - France (86)                                                                  Subsidiary               97.74%
Rivex Ltd. - U.K. (19)                                                                    Subsidiary               100%
Samson Spray Equipment Pty. Ltd. - Australia (87)                                         Subsidiary               100%
Scanilec B.V. - Netherlands (37)                                                          Subsidiary               100%
Scybele S.A.S. - France (14)                                                              Subsidiary               100%

PAGE 5... DECEMBER 31, 1998

ILLINOIS TOOL WORKS INC. SUBSIDIARIES AND AFFILIATES

                                                                                                                 PERCENT
                    COMPANY                                                               RELATIONSHIP          OWNERSHIP
-----------------------------------------------------------------------------             ------------          ---------
Seine Investments E.U.R.L. - France (14)                                                  Subsidiary               100%
Serim s.r.l. - Italy (32)                                                                 Subsidiary               51%
Shanghai ITW Plastic & Metal Company Limited - China (88)                                 Subsidiary               93%
Signode B.V. - Netherlands (37)                                                           Subsidiary               100%
Signode Bernpak GmbH - Germany                                                            Subsidiary               100%
Signode Brasileria S.A. - Brazil                                                          Subsidiary               60%
Signode France S.A.S. - France (14)                                                       Subsidiary               100%
Signode Ireland Limited - United Kingdom (89)                                             Affiliate                50%
Signode Kabushiki Kaisha - Japan (15)                                                     Subsidiary               100%
Signode Packaging Systems Limited - East Africa                                           Affiliate                20%
Signode Systems GmbH - Germany (27)                                                       Subsidiary               100%
Sima Industri A/S - Denmark (90)                                                          Subsidiary               100%
Simco (Nederland) B.V. - Netherlands (15)                                                 Subsidiary               100%
Simco Japan, K.K. - Japan (85)                                                            Subsidiary               100%
Societe de Rectification et de Decolletage SARL - France (91)                             Subsidiary               52%
Societe de Prospection et d'Inventions Techniques S.A.S. (SPIT) - France (14)             Subsidiary               100%
Societe d'Applications Thermiques S.A. (SAT) - France (14)                                Subsidiary               100%
Societe Nouvelle Provence Plastiques S.A.R.L. - France (14)                               Subsidiary               100%
Spencer & Co. (Machinery) Limited - United Kingdom (92)                                   Subsidiary               100%
S.P.I.M. S.A. - France (15)                                                               Subsidiary               100%
Stahl, S.A. de C.V. - Mexico (93)                                                         Affiliate                50%
Thimon S.A.  - France (14)                                                                Subsidiary               100%
Toolmatic B.V. - Netherlands (94)                                                         Subsidiary               100%
Toolmatic N.V. - Belgium (94)                                                             Subsidiary               100%
Triumph Financing E.U.R.L. - France (14)                                                  Subsidiary               100%
Unibraze of Canada (1983) Ltd. - Canada (95)                                              Subsidiary               100%
Unipac Corporation - Canada (96)                                                          Subsidiary               100%
Unipac, Inc. - Delaware (3)                                                               Subsidiary               100%
Unipac Limited - United Kingdom (55)                                                      Subsidiary               100%
Wide Body (FSC) I, Inc. - U.S. Virgin Islands (33)                                        Subsidiary               100%

PAGE 6...         JANUARY 1999

ILLINOIS TOOL WORKS INC.   SUBSIDIARIES AND AFFILIATES

1.  Wholly owned by ITW Fastex Italia S.p.A.
2.  Wholly owned by Arcsmith, Inc.
3.  Wholly owned by LSPS Inc.
4.  Wholly owned by Cyclone Hardware Pty. Limited
5.  Wholly owned by Gerrard Signode Limited
6.  Wholly owned by Mima Films SCA
7.  Wholly owned by Binks Sames (UK) Limited
8.  Wholly owned by ITW Binks Corporation
9.  Wholly owned by ITW Holdings U.K.
10. Ownership interest by EDT N.V.
11. Wholly owned by Burseryds Bruk AB
12. Wholly owned by Signode Bernpak GmbH
13. Ownership interest is by Lys Fusion S.p.A.
14. Wholly owned by ITW Holding France S.A.S.
15. Wholly Owned by ITW International Holdings Inc.
16. Wholly owned by CS Packaging Corporation Pte. Ltd. (Singapore)
17. Wholly owned by CS Packaging Corporation Ltd. (BVI)
18. Wholly owned by CS Packaging Investment Pte. Ltd.
19. Wholly owned by Rivex S.A.
20. Wholly owned by ITW Residuals II Inc.
21. Wholly owned by ITW Australia Pty. Ltd.
22. Wholly owned by ITW Signode Australasia Pty. Limited
23. Wholly owned by Lombard Pressings Limited
24. 40% owned by ITW Fastex Italia S.p.A.; 60% owned by Elematic s.r.l.
25. Wholly owned by Champs Investment E.U.R.L.
26. Wholly owned by Orgapack GmbH
27. Wholly owned by ITW Signode Holding GmbH
28. Wholly owned by ITW Decorating Swiss AG
29. Ownership interest by H.A. Springer machine & industrie service GmbH
30. Wholly owned by ITW International Finance S.A.S.
31. Wholly owned by Hobart Brothers Company
32. Ownership interest is by Elettro GiBi S.p.A.
33. Wholly owned by ITW Leasing & Investments Inc.
34. Wholly owned by Elettro GiBi S.p.A.
35. Wholly owned by ITW (Deutschland) GmbH
36. 99.9% owned by ITW Befestigungssysteme GmbH; .1% owned by ITW Automotive Products GmbH
37. Wholly owned by ITW Nederland B.V.
38. Wholly owned by ITW Finishing L.L.C.
39. 99.9% owned by ITW Canada Holdings Company; .1% owned by ITW Canada Management Inc.
40. Wholly owned by ITW Mapri Industria e Comercio Ltda.
41. 94% owned by ITW International Holdings Inc.; 6% owned by Illinois Tool Works Inc.
42. 99.9% owned by Illinois Tool Works Inc.; .1% owned by ITW Limited
43. 99% owned by ITW Tech Co. Inc.; 1% owned by Illinois Tool Works Inc.
44. 99% owned by ITW Leasing & Investments Inc.; 1% owned by Illinois Tool Works Inc.
45. 99% owned by Illinois Tool Works Inc.; 1% owned by ITW Domestic Holdings
    Inc.
46. 50% owned by ITW Holdings Pty.; 50% owned by ITW International Holdings Inc.
47. 90% owned by ITW International Holdings Inc.; 10% owned by ITW Leasing & Investments Inc.
48. 99% owned by Illinois Tool Works Inc.; 1% owned by W.A. Deutsher Pty. Ltd.
49. Wholly owned by Ransburg Industrial Finishing K.K.
50. 1,000 common shares owned by ITW Investments, Inc.; 150,000 Preferred 6% Non-Voting shares owned by ITW Finishing L.L.C.
51. 1,000 common shares owned by ITW Leasing & Investments Inc.; 800 preferred Series A 7.3% cumulative non-voting owned by ITW Leasing & Investments Inc.
52. 99.9% owned by ITW Ireland Holdings; .1% owned by ITW Cayman
53. 99.9% owned by ITW International Holdings Inc.; .1% owned by ITW Cayman
54. 1,000 common shares owned by Illinois Tool Works Inc.; 75,000 Preferred 6% Non-Voting shares owned by ITW Finishing L.L.C.

PAGE 7...    JANUARY 1999
ILLINOIS TOOL WORKS INC. SUBSIDIARIES AND AFFILIATES

55. Wholly owned by ITW Limited
56. 96.39% owned by Illinois Tool Works Inc.; .3% owned by ITW do Brazil Industrial e Comercial Ltda.
57. Wholly owned by Meritex Plastic Industries, Inc.
58. 99% owned by ITW Stretch Packaging L.L.C.; 1% owned by ITW Leasing
    & Investments Inc.
59. 69.8% owned by Thimon S.A.; 30.1% owned by ITW Holdings France; .1% owned by ITW Paris E.U.R.L.
60. Wholly owned by Thimon S.A.
61. 1,000 common shares, 800 Preferred Series A 6% Cumulative Non-Voting shares and 800 Preferred Series B 7.3% Cumulative Non-Voting shares owned by ITW Leasing & Investments Inc.
62. 1,000 common shares owned by Illinois Tool Works Inc.; 1,000 Preferred Series A 6% Cumulative Non-Voting shares owned by ITW Real Estate L.L.C.
63. 1,000 common shares owned by Illinois Tool Works Inc.; 1,000 Preferred Series A 5% Cumulative Non-Voting shares owned by ITW Real Estate L.L.C.
64. 1,000 common shares owned by Illinois Tool Works Inc.; 1,000 Preferred Series A 7.5% Cumulative Non-Voting shares owned by ITW Investments, Inc.
65. Wholly owned by ITW Stretch Packaging L.L.C.
66. 99% owned by ITW Mortgage Investments I, Inc.; 1% owned by Illinois Tool Works Inc.
67. Wholly owned by ITW Investments, Inc.
68. 50.65% owned by Illinois Tool Works Inc.; 43.72% owned by ITW International Holdings Inc.; 5.63% owned by ITW Dynatec Kabushiki Kaisha
69. 76% owned by Scybele S.A.S.; 24% owned by ITW Belgium S.A.
70. Wholly owned by ITW Holdings GmbH
71. 90% Illinois Tool Works Inc.; 10% ITW Leasing & Investments Inc.
72. Wholly owned by ITW International Finance Inc.
73. Wholly owned by ITW Finance L.L.C.
74. Wholly owned by ITW Finance II L.L.C.
75. 1,000 common shares owned by Illinois Tool Works Inc.; 52,850 Preferred Series A 7% Cumulative Non-Voting shares owned by ITW Finance II L.L.C.; 54,000 Preferred Series B 7.1% Cumulative Non-Voting shares owned by LSPS Inc.
76. Wholly owned by Cofiva S.p.A.
77. Wholly owned by Miller Electric Mfg. Co.
78. Wholly owned by ITW Mima Films L.L.C.
79. 73% owned by ITW Mima Films L.L.C.; 1% owned by Mima Films L.L.C.
80. Wholly owned by ITW Mortgage Investments II, Inc.
81. 90% owned by Lys Fusion S.p.A.; 10% ITW Fastex Italia S.p.A.
82. 99% owned by ITW International Holdings; 1% owned by ITW Universal L.L.C.
83. Ownership interest by Cyklop Singapore Pte. Ltd.
84. Ownership interest by ITW Packaging Corporation
85. Wholly owned by ITW Japan Holdings L.L.C.
86. 53.54% owned by S.P.I.M. S.A.;44.20% owned by ITW International Holdings
    Inc.
87. Wholly owned by Binks Sames (Australia) Pty. Ltd.
88. Ownership interest is by ITW China Components Inc.
89. Ownership interest is by ITW Limited
90. Wholly owned by NKT Tr dvaerket A/S
91. Ownership interest by Rivex S.A.
92. Wholly owned by Binks Sames (UK) Limited
93. Wholly owned by IMSA ITW S.A. de C.V.
94. Wholly owned by European Diamond Tools N.V.
95. Wholly owned by Arcsmith Canada, Inc.
96. Wholly owned by Unipac, Inc.